UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2016

TESLA MOTORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices)

(650) 681-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 21, 2016 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 31, 2016, among Tesla Motors, Inc. (“Tesla”), SolarCity Corporation (“SolarCity”) and D Subsidiary, Inc., a wholly owned subsidiary of Tesla (“Merger Sub”), and in accordance with applicable law, Merger Sub merged with and into SolarCity (the “Merger”), with SolarCity surviving the Merger as a wholly owned subsidiary of Tesla.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the completion of the Merger, SolarCity entered into supplemental indentures (collectively, the “Supplemental Indentures”) with respect to each of (i) the Indenture, dated as of October 21, 2013, between SolarCity and Wells Fargo Bank, National Association, as trustee, governing SolarCity’s 2.75% Convertible Senior Notes due 2018, (ii) the Indenture, dated as of September 30, 2014, between SolarCity and Wells Fargo Bank, National Association, as trustee, governing SolarCity’s 1.625% Convertible Senior Notes due 2019, and (iii) the Indenture, dated as of December 7, 2015, between SolarCity and Wells Fargo Bank, National Association, as trustee, governing SolarCity’s Zero Coupon Convertible Senior Notes due 2020. The Supplemental Indentures provide that, following the consummation of the Merger, the holders of SolarCity’s convertible notes will have the right to convert each $1,000 of principal amount of their convertible notes into, in lieu of SolarCity Common Stock (as defined below), the number of shares of Tesla Common Stock (as defined below) that a holder of a number of shares of SolarCity Common Stock equal to the conversion rate immediately prior to the effective time of the Merger would have been entitled to receive upon consummation of the Merger.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are included as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on the Closing Date, Tesla completed its previously announced acquisition of SolarCity. As a result of the Merger, SolarCity became a wholly owned subsidiary of Tesla.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of SolarCity common stock, par value $0.0001 per share (the “SolarCity Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of SolarCity Common Stock owned by SolarCity as treasury stock or owned by Tesla or Merger Sub, which were cancelled) was converted into the right to receive 0.110 (the “Exchange Ratio”) shares of Tesla common stock, par value $0.001 per share (the “Tesla Common Stock”). No fractional shares of Tesla Common Stock were issued in the Merger, and SolarCity stockholders became entitled to receive cash in lieu of any fractional shares.

At the Effective Time, SolarCity options and SolarCity restricted stock unit awards were converted into corresponding equity awards in respect of Tesla Common Stock based on the Exchange Ratio, with the awards retaining the same vesting and other terms and conditions as in effect immediately prior to consummation of the Merger (except for certain founder options granted in 2015, which were cancelled for no consideration).

Upon the closing of the Merger, the shares of SolarCity Common Stock, which previously traded under the ticker symbol “SCTY” on the NASDAQ Stock Market (the “NASDAQ”), have ceased trading on, and were delisted from, the NASDAQ.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Tesla’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2016, and is incorporated herein by reference.

Item 8.01.	Other Events.

Tesla is registering an aggregate of 2,055,067 shares of Tesla Common Stock on Tesla’s Registration Statement on Form S-3 (File No. 333-211437) (the “Registration Statement”), as supplemented by two prospectus supplements, each dated as of November 21, 2016, and to be filed with the SEC on November 21, 2016 (collectively, the “Registrations”). One prospectus supplement relates to 2,009,288 shares of Tesla Common Stock issuable to holders of SolarCity’s 2.75% Convertible Senior Notes due 2018, 1.625% Convertible Senior Notes due 2019 and Zero Coupon Convertible Senior Notes due 2020 upon conversion thereof. The second prospectus supplement relates to 45,779 shares of Tesla Common Stock issuable in respect of certain options held by former employees of SolarCity (or their respective legal successors) under the SolarCity Corporation 2012 Equity Incentive Plan and the SolarCity Corporation 2007 Stock Plan, which were assumed by Tesla in the Merger.

In connection with the Registrations, the legal opinions as to the legality of the Tesla Common Stock being registered are being filed as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K and are incorporated herein and into the Registration Statement by reference.

On November 21, 2016, Tesla released a press statement announcing the completion of the Merger, which is included as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Tesla intends to file the financial statements of SolarCity required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date of this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Tesla intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date of this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of July 31, 2016, among Tesla Motors, Inc., SolarCity Corporation and D Subsidiary, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tesla with the SEC on August 1, 2016).

4.1	First Supplemental Indenture, dated as of November 21, 2016, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee to the Indenture, dated as of October 21, 2013, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 21, 2016, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee to the Indenture, dated as of September 30, 2014, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee.

4.3	First Supplemental Indenture, dated as of November 21, 2016, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee to the Indenture, dated as of December 7, 2015, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the registration of up to 2,009,288 shares.

5.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating the registration of up to 45,779 shares.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 and Exhibit 5.2 hereto).

23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.2 hereto).

99.1	Press Statement, released November 21, 2016.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Tesla hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TESLA MOTORS, INC.

Date: November 21, 2016	By:	/s/ Todd A. Maron
	Name:	Todd A. Maron
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of July 31, 2016, among Tesla Motors, Inc., SolarCity Corporation and D Subsidiary, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tesla with the SEC on August 1, 2016).

4.1	First Supplemental Indenture, dated as of November 21, 2016, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee to the Indenture, dated as of October 21, 2013, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 21, 2016, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee to the Indenture, dated as of September 30, 2014, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee.

4.3	First Supplemental Indenture, dated as of November 21, 2016, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee to the Indenture, dated as of December 7, 2015, between SolarCity Corporation and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the registration of up to 2,009,288 shares.

5.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the registration of up to 45,779 shares.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 and Exhibit 5.2 hereto).

23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.2 hereto).

99.1	Press Statement, released November 21, 2016.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Tesla hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.